U.S. SECURITIES AND EXCHANGE
                             COMMISSION Washington,
                                   D.C. 20549

                            -------------------------

                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report - January 25, 2005


                             Mid Penn Bancorp, Inc.



 Pennsylvania 0-20141 25-1666413 349 Union Street Millersburg Pennsylvania 17061


                                  717/692-2133


                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 7.  Financial Statement, Pro Forma Financial Information And Exhibits.

     (c) Exhibits.

                  Exhibit Number
                  99.1 Press Release, dated January 25, 2005, issued by Mid Penn Bancorp, Inc.


Item 12. Results of Operations and Financial Condition.

         On January 25, 2005, Mid Penn Bancorp, Inc., announced it results of operations for the quarter ended December 31, 2004. A copy of the related press release is being furnished as Exhibit 99.1 to this Form 8-K.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


-------------------------------
                                           (Registrant)


Dated:  January 25, 2005
                                           Alan W. Dakey  /s/,
                                           President and Chief Executive Officer


                                  EXHIBIT INDEX



                                                                     PAGE NO. IN
                                                                       MANUALLY
                                                                        SIGNED
EXHIBIT NO.                                                            ORIGINAL

99.1               Press Release, dated January 25, 2005.